[SHIP]
                              THE VANGUARD GROUP(R)

                       VANGUARD(R) DIVERSIFIED EQUITY FUND
                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 10, 2005


TEMPORARY CASH MANAGEMENT STRATEGY
In order to put cash flow to work as soon as possible and thereby capture as much of the market's return as possible, the Fund reserves the right to invest in Vanguard Total Stock Market VIPERs(R), which provide returns similar to the return of the overall stock market. The Fund's advisor may purchase VIPERs when large cash inflows come into the Fund too late in the day to invest the cash, on a same-day basis, in shares of the underlying Vanguard funds that serve as the Fund's primary investments. These cash-flow situations will arise infrequently, and the holding period of the VIPERs will be short, in most cases one day. This cash management strategy is designed to ensure that all of the Fund's assets earn an equity return by providing for the placement of late-day cash in an equity investment until it can be deployed in accordance with the Fund's primary investment strategies. (Vanguard does not receive duplicate management fees when Fund assets are invested in Total Stock Market VIPERs.)

















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Vanguard Marketing Corporation, Distributor.                       PS608 072005